UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

SINO-BIOTICS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SINO-BIOTICS, INC.
1419 Worldwide Industrial Centre
43-47 Shan Mei Street
Fotan, New Territories, Hong Kong

INFORMATION STATEMENT

This Information Statement (this “Information Statement”) is being furnished to all holders of shares of common stock, par value $0.001 per share (“Common Stock”) of record at the close of business on August 4, 2008 (collectively, the “Stockholders”) of Sino-Biotics, Inc., a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about August 4, 2008.

The corporate actions involve one (1) proposal (the “Proposal”) providing for the following:

1. To approve a name change of the Company to CH Lighting International Corporation.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 4, 2008 ARE ENTITLED TO NOTICE OF THE PROPOSAL. A PRINCIPAL STOCKHOLDER WHO HOLDS IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSAL HAS INDICATED ITS INTENTION TO VOTE IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL WILL BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDER OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Zhao Guosong
Zhao Guosong, Chief Executive Officer

Fotan, New Territories, Hong Kong
August 4, 2008

TABLE OF CONTENTS

PAGE NO.
ABOUT THE INFORMATION STATEMENT	1
What Is The Purpose Of The Information Statement?	1
Who Is Entitled To Notice?	1
Who Is The Principal Stockholders And How Many Votes Is It Entitled to Cast?	1
What Corporate Matters Will The Principal Stockholder Vote For And How Will It Vote?	1
What Is The Recommendation of the Board of Directors?	2
What Vote Is Required To Approve The Proposal?	2
PROPOSALS BY SECURITY HOLDERS	5
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	6
ADDITIONAL INFORMATION	6
PROPOSAL - CHANGE THE COMPANY’S NAME TO CH LIGHTING INTERNATIONAL CORPORATION	7
Purpose of Changing the Name of the Company to CH Lighting International Corporation	7
Certificate of Incorporation	7
Recommendation of the Board of Directors	7
No Voting Of Stockholders Required	7
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	8

i

SINO-BIOTICS, INC.
1419 Worldwide Industrial Centre
43-47 Shan Mei Street
Fotan, New Territories, Hong Kong

INFORMATION STATEMENT

This Information Statement (this “Information Statement”) contains information related to certain corporate actions of Sino-Biotics, Inc., a Delaware corporation (the “Company”), and is expected to be mailed on or about August 4, 2008 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share (“Common Stock”) of record at the close of business on August 4, 2008 (collectively, the “Stockholders”).

ABOUT THE INFORMATION STATEMENT

What Is The Purpose Of The Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on August 4, 2008 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a certain principal stockholder. Specifically, a holder of our Common Stock is expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on August 4, 2008, consisting of: the approval to change the Company’s name to CH Lighting International Corporation (the “Proposal”).

Who Is Entitled To Notice?

All holders of shares of Common Stock of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon by the principal stockholder pursuant to the written consent of the principal stockholder. Specifically, a principal stockholder of our Common Stock has indicated it will vote in favor of the Proposal on August 4, 2008. Under Delaware corporate law, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the stockholders. Because the principal stockholder is entitled to cast 93,000,000 shares of Common Stock (which such shares are equal to 77.5% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Proposal set forth herein is required.

Who Is The Principal Stockholders And How Many Votes Is It Entitled to Cast?

A principal stockholder holding 93,000,000 shares of Common Stock is entitled to cast a number of votes equal to 77.5% of the total issued and outstanding shares of voting capital stock of the Company on the Record Date.

What Corporate Matters Will The Principal Stockholder Vote For And How Will It Vote?

A principal stockholder that holds 77.5% of the total issued and outstanding voting capital stock of the Company on the Record Date holds a majority of the issued and outstanding voting capital stock required to vote on the matter. It has indicated that it will vote for the following:

•	For the approval to change the name of the Company to CH Lighting International Incorporation (see page 7 herein).

What Is The Recommendation of the Board of Directors?

The recommendation of our Board of Directors (the “Board”) is set forth below together with the description of the item in this Information Statement. In summary, the Board recommends a vote:

•	For the approval to change the name of the Company to CH Lighting International Corporation (see page 7 herein).

What Vote Is Required To Approve The Proposal?

Corporate Name Change.  For the Proposal to change the name of the Company to CH Lighting International Corporation, a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by the principal stockholder holding 77.5% of the total voting capital stock of the Company on the Record Date, is sufficient to approve the Proposal.

A principal stockholder has indicated an intention to vote in favor of the Proposal, and the number of shares of Common Stock within its voting control as of the Record Date is listed below. The following principal stockholder is entitled to cast 93,000,000 shares of Common Stock, or 77.5% of the shares of voting capital stock as of the Record Date and accordingly, has sufficient shares to approve the Proposal:

TITLE OF CLASS	NAME AND ADDRESS	AMOUNT AND NATURE OF OWNERSHIP	PERCENTAGE OF CLASS(1)

Common	KEG International Limited Room 42, 4F New Henry House 10 Ice House Street Central, Hong Kong	93,000,000	77.5%

(1)
Applicable percentages of ownership of are based on 120,000,000 shares of Common Stock outstanding on August 4, 2008. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 4, 2008 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth each person known by us to be the beneficial owner of five (5%) percent or more of our Common Stock, all directors individually and all directors and officers as a group as of the Record Date. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Amount of Direct Ownership	Amount of Indirect Ownership	Total Beneficial Ownership	Percentage of Class(2)
Zhao Guosong, Chairman of the Board, President and Chief Executive Officer	0	78,134,880(3)	78,134,880 (3)	65.11%
Huang Hsiao-I, Chief Financial Officer	0	2,046,000(4)	2,046,000 (4)	1.71%
Gan Caiying, Director (Vice Chairman)	0	78,134,880 (5)	78,134,880 (5)	65.11%
Han Lijun, Director	0	0	0	0%
Ge Minhai, Director	0	0	0	0%
He Wei, Director	0	0	0	0%
Yun Hon Man, Director	0	0	0	0%
Lu Guangming, Director	0	0	0	0%
ALL DIRECTORS AND OFFICERS AS A GROUP (8 PERSONS):	0	80,180,880	80,180,880	66.82%
KEG International Limited Room 42, 4F New Henry House 10 Ice House Street Central, Hong Kong	93,000,000	0	93,000,000	77.50%

* less than one percent (1%)
(1)	Unless otherwise noted, each beneficial owner has the same address as the Company.
(2)
Applicable percentage of ownership is based on 120,000,000 shares of our Common Stock outstanding as of the Record Date, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of the Record Date for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Note that affiliates are subject to Rule 144 and Insider trading regulations - percentage computation is for form purposes only.

(3)
Zhao Guosong may be considered to beneficially own 66,960,000 shares by virtue of his 72% ownership in KEG International Limited and 11,174,880 shares by virtue of his spouse’s (Gan Caiying’s) approximate 12% ownership in KEG International Limited, which owns 93,000,000 shares of the Company’s Common Stock.

(4)	Huang Hsiao-I may be considered to beneficially own 2,046,000 shares by virtue of his 2.2% ownership in KEG International Limited, which owns 93,000,000 shares of the Company’s Common Stock.
(5)
Gan Caiying may be considered to beneficially own 11,174,880 shares by virtue of her approximate 12% ownership in KEG International Limited and 66,960,000 shares by virtue of her spouse’s (Zhao Guosong’s) 72% ownership in KEG International Limited, which owns 93,000,000 shares of the Company’s Common Stock.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports filed with the SEC, may be accessed through the SEC’s EDGAR archives at http://www.sec.gov.

PROPOSAL - CHANGE THE COMPANY’S NAME TO CH LIGHTING INTERNATIONAL CORPORATION

Our Company’s Board proposes to change our Company’s name from Sino-Biotics, Inc. to CH Lighting International Corporation.

Purpose of Changing the Name of the Company to CH Lighting International Corporation

On July 16, 2008 (the “Closing Date”), the Company entered into a Share Exchange Agreement with CH International Holdings Limited, a British Virgin Islands investment holding company (“CH International”) and KEG International Limited, a British Virgin Islands company and the sole stockholder of CH International (the “Stockholder”). As a result of the share exchange, the Company acquired all of the issued and outstanding securities of CH International, an inactive holding company, from the Stockholder in exchange for Ninety-Three Million (93,000,000) newly-issued shares of Common Stock representing 77.5% of the issued and outstanding Common Stock as of the Closing Date. As a result of the Exchange, CH International became our wholly-owned and chief operating subsidiary. From and after the Closing Date, the operations of CH International are the only operations of the Company. Therefore, the Board believes that it is in the Company’s best interest to have the Company change its name in light of the fact that the name CH Lighting International Corporation more accurately reflects the business and operations of the Company.

Certificate of Incorporation

The Company shall file with the Secretary of State of the State of Delaware an amendment to its Certificate of Incorporation which shall indicate the new name of the Company to be CH Lighting International Corporation

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the approval to change the Company’s name from Sino-Biotics, Inc. to CH Lighting International Corporation.

Dissenters’ Right of Appraisal

Under Delaware law, no stockholder has any right to dissent to the proposed amendment to change the name of our Company to CH Lighting International Corporation, and no stockholder is entitled to appraisal of or payment for their shares of our Common Stock.

No Voting Of Stockholders Required

We are not soliciting any votes with regard to the proposal to change the company name from Sino-Biotics, Inc. to CH Lighting International Corporation. The principal stockholder that has indicated an intention to vote in favor of this Proposal holds the total issued and outstanding shares of voting capital stock and accordingly, such principal stockholder has sufficient shares to approve the Proposal.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 1419 Worldwide Industrial Centre, 43-47 Shan Mei Street, Fotan, New Territories, Hong Kong, or by calling the Company at (011) 00852-35860226 or the Company’s counsel K&L Gates LLP at (305) 539-3300 (Attention: Clayton E. Parker, Esq.) and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

/s/ Zhao Guosong
Name: Zhao Guosong
Title: Chief Executive Officer

Fotan, New Territories, Hong Kong
August 4, 2008